Virtus KAR Equity Income Fund (the “Fund”),

a series of Virtus Equity Trust

Supplement dated April 28, 2025, to the Fund’s Summary Prospectus and the

Virtus Equity Trust Statutory Prospectus, each dated January 28, 2025, as supplemented

Important Notice to Investors

Effective April 28, 2025 the style-specific benchmark has been changed from the MSCI USA High Dividend Yield Index (net) to the Russell 1000® Value Index. The new benchmark is used by many of the Fund’s peers and the subadviser believes it is a more suitable representation of the Fund’s investment strategy.

Additional Information about the Russell 1000® Value Index

The Russell 1000® Value Index is a market capitalization-weighted index of value-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged and not available for direct investment.

Investors should retain this supplement with the Prospectuses for future reference.

VET 8019/ KAR Equity Income Fund Benchmark Change (4/2025)